UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 13, 1996



                                    MFB Corp.
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

                  0-23374                                35-1907258
         (Commission File Number)              (IRS Employer Identification No.)


         121 South Church Street
         Post Office Box 528
         Mishawaka, Indiana                                 46544
(Address of principal executive offices)                 (Zip Code)



        Registrants telephone number, including area code: (219) 255-3146

Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued September 13, 1996, concerning the Corporation's annual meeting of shareholders is attached hereto as Exhibit 1.

         The Corporation is also filing herewith its Code of By-laws, effective as of August 20, 1996.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 1 - Press Release dated September 13, 1996.

                  Exhibit 2 - Code of By-Laws.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Charles J. Viater, President


Dated: September 13, 1996